UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934

Date of report (Date of earliest event reported): May 17, 2004

JDS UNIPHASE CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware	94-2579683
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification Number)

1768 Automation Parkway
San Jose, California 95131

(Address of Principal Executive Offices, Including Zip Code)

(408) 546-5000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Reporting)

Item 9. Regulation FD Disclosure

On May 17, 2004, JDS Uniphase Corporation (the “Registrant”) reported the acquisition of E2O Communications, Inc. A copy of the press release issued by the Registrant concerning the foregoing report is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 17, 2004

JDS Uniphase Corporation

By:	/s/ Christopher S. Dewees
Christopher S. Dewees
Senior Vice President and General Counsel

Exhibit Index

Exhibit Number	Description of Document

99.1	Press Release of Registrant, dated May 17, 2004, reporting the acquisition of E2O Communications, Inc.